Adhia Funds Inc.
Adhia Twenty Fund
c\o Fund Services, Inc.
1500 Forest Avenue, Suite 111,
Richmond, Virginia 23229.
(800) 628 4077

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Fund on a regular basis can make automatic purchases in amounts of $100 or more, on any date specified by the shareholder each month or calendar quarter by using the Fund's Automatic Investment Plan. If such date is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. A $20 fee will be charged by Fund Services, Inc. if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. To use this service, the shareholder must authorize the transfer of funds from his checking or NOW account by completing the Automatic Investment Plan application included as part of the Share Purchase Application located at the back of the Prospectus or by calling the Fund's office at
(813)289-8440. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. Shareholders may change the date or amount of investments at any time by writing to or calling Fund Services, Inc. at 1-800-628-4077. The Fund reserves the right to suspend, modify or terminate the Automatic
Investment Plan without notice.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protects against a loss.

CUSTODIAN & TRANSFER AGENT

Fund Services, Inc. acts as the Fund's transfer agent and dividend disbursing agent.


The date of this supplement is July 16, 1999